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Exhibit 10.2

[JPMORGAN LETTERHEAD]

U.S. Commercial Paper Private Placement Memorandum	Confidential May 2004

THE HOME DEPOT, INC.

$1,250,000,000

Private Placement of Short-Term Notes

THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY OTHER APPLICABLE SECURITIES LAW, AND OFFERS AND SALES THEREOF MAY BE MADE ONLY IN COMPLIANCE WITH AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. BY ITS ACCEPTANCE OF A NOTE, THE PURCHASER WILL BE DEEMED TO REPRESENT THAT IT HAS BEEN AFFORDED AN OPPORTUNITY TO INVESTIGATE MATTERS RELATING TO THE COMPANY AND THE NOTES, THAT IT IS NOT ACQUIRING SUCH NOTE WITH A VIEW TO ANY DISTRIBUTION THEREOF AND THAT IT IS EITHER (A) AN INSTITUTIONAL INVESTOR THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a) UNDER THE ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR") AND THAT EITHER IS PURCHASING NOTES FOR ITS OWN ACCOUNT, IS A U.S. BANK (AS DEFINED IN SECTION 3(a)(2) OF THE ACT) OR A SAVINGS AND LOAN ASSOCIATION OR OTHER INSTITUTION (AS DEFINED IN SECTION 3(a)(5)(A) OF THE ACT) ACTING IN ITS INDIVIDUAL OR FIDUCIARY CAPACITY OR IS A FIDUCIARY OR AGENT (OTHER THAN A U.S. BANK OR SAVINGS AND LOAN) PURCHASING NOTES FOR ONE OR MORE ACCOUNTS EACH OF WHICH IS SUCH AN INSTITUTIONAL ACCREDITED INVESTOR AND WITH RESPECT TO WHICH THE PURCHASER HAS SOLE INVESTMENT DISCRETION; OR (B) A QUALIFIED INSTITUTIONAL BUYER ("QIB") WITHIN THE MEANING OF RULE 144A UNDER THE ACT WHICH IS ACQUIRING NOTES FOR ITS OWN ACCOUNT OR FOR ONE OR MORE ACCOUNTS, EACH OF WHICH IS A QIB AND WITH RESPECT TO EACH OF WHICH THE PURCHASER HAS SOLE INVESTMENT DISCRETION; AND THE PURCHASER ACKNOWLEDGES THAT IT IS AWARE THAT THE SELLER MAY RELY UPON THE EXEMPTION FROM THE REGISTRATION PROVISIONS OF SECTION 5 OF THE ACT PROVIDED BY RULE 144A. BY ITS ACCEPTANCE OF A NOTE, THE PURCHASER THEREOF SHALL ALSO BE DEEMED TO AGREE THAT ANY RESALE OR OTHER TRANSFER THEREOF WILL BE MADE ONLY (A) IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE ACT, EITHER (1) TO THE COMPANY OR TO J.P. MORGAN SECURITIES INC. OR ANOTHER PERSON DESIGNATED BY THE COMPANY AS A DEALER FOR THE NOTES (COLLECTIVELY, THE "DEALERS"), NONE OF WHICH SHALL HAVE ANY OBLIGATION TO ACQUIRE SUCH NOTE, (2) THROUGH A DEALER TO AN INSTITUTIONAL ACCREDITED INVESTOR OR A QIB, OR (3) TO A QIB IN A TRANSACTION THAT MEETS THE REQUIREMENTS OF RULE 144A AND (B) IN MINIMUM AMOUNTS OF $250,000.

DEALER
 J.P. Morgan Securities Inc.

The Dealer does not warrant the completeness or accuracy of the information herein and does not undertake to update such information. Prospective purchasers should conduct their own inquiry into the creditworthiness of the Company before purchasing any Notes.

The Home Deport, Inc.

RATINGS1

Commercial Paper
Standard & Poor's Ratings Services	A-1+
Moody's Investors Service, Inc.	P-1

SUMMARY OF TERMS

ISSUER:	The Home Depot, Inc. (the "Company"), a Delaware corporation.
SECURITIES:	Up to $1,250,000,000 of unsecured notes (the "Notes").
EXEMPTION:	The Notes are offered pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Section 4(2) thereof.
MATURITIES:	Up to 270 days from the date of issue. The Notes are not redeemable or subject to voluntary prepayment by the Company prior to maturity.
DENOMINATIONS:	The Notes will be issued in minimum denominations of $250,000 with integral increments of $1,000 in excess thereof.
OFFERING PRICE:
The Notes will be sold at par less a discount representing an interest factor or, if interest bearing, at par. Interest will be calculated using a 360-day year based on the actual number of days elapsed.
FORM OF ISSUANCE:
The Notes will be issued and purchases thereof will be recorded only through the book-entry system of The Depository Trust Company ("DTC"). Beneficial owners will not receive certificates representing their ownership interest in the Notes. The face amount of each Note will be paid upon maturity in immediately available funds to DTC. The Company has been advised by DTC that upon receipt of such payment, DTC will credit, on its book-entry records and transfer system, the accounts of the DTC participants through whom Notes are directly or indirectly owned. Payments by DTC to its participants and by such participants to owners of the Notes or their representatives will be governed by customary practices and standing instructions and will be the sole responsibility of DTC, such DTC participants or such representatives, respectively.
SETTLEMENT:	Unless otherwise agreed, settlement will be made on a same-day basis in immediately available funds.
ISSUING & PAYING AGENT:	JPMorgan Trust Company National Association

(1)
Ratings are not a recommendation to purchase, hold or sell Notes. The above ratings are based upon information furnished to the rating agencies by the Company and information obtained by the rating agencies from other sources. The ratings are accurate only as of the date hereof, and may be changed, superseded or withdrawn at any time. Prospective purchasers should check the current ratings before purchasing any Notes.

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BUSINESS

The Home Depot, Inc. ("Home Depot" or the "Company") is the world's largest home improvement retailer and the second largest retailer in the United States, based on net sales for the fiscal year ended February 1, 2004 ("fiscal 2003"). At the end of fiscal 2003, Home Depot was operating 1,707 stores. Most of its stores are either Home Depot® stores or EXPO Design Center® stores.

In addition to Home Depot and EXPO Design Center stores, the Company also has two store formats focused on the professional customer called The Home Depot SupplySM store and Home Depot Landscape SupplySM. At the end of fiscal 2003, the Company was operating five Home Depot Supply stores and 11 Home Depot Landscape Supply stores. Home Depot also has two stores located in Texas and Florida called The Home Depot Floor StoreSM that sell primarily flooring products. The Company currently plans to open a total of 175 stores during fiscal 2004, including Home Depot stores and other formats.

During fiscal 2003, the Company's other businesses included The Home Depot Supply. The Home Depot Supply distributes products and sells installation services primarily to businesses and governments. During fiscal 2003, The Home Depot Supply operated primarily through four subsidiaries, Apex Supply Company, Inc. ("Apex Supply Company"), Home Depot your "other" Warehouse, LLC ("Your "other" Warehouse"), Maintenance Warehouse/America Corp. ("Maintenance Warehouse") and HD Builder Solutions Group, Inc. ("HD Builder Solutions Group"). Apex Supply Company is a wholesale supplier of plumbing, HVAC, appliances and other related professional products with 26 locations in Florida, Georgia, Indiana, South Carolina and Tennessee. Your "other" Warehouse® is a plumbing, lighting and hardware distributor centers in Georgia, Louisiana, Maryland and Nevada and one call center located in Louisiana. Maintenance Warehouse® supplies maintenance, repair and operations products serving primarily the multi-family housing, hospitality and lodging facilities management market. Maintenance Warehouse® fills orders through its 20 distribution centers, which are located in Arizona, California, Colorado, Connecticut, Florida, Georgia, Illinois, Maryland, Massachusetts, Missouri, Ohio, Texas, Virginia, and Washington. HD Builder Solutions Group, inc. provides products and arranges installation services for professional homebuilders through 22 locations in Arizona, California, Colorado, Delaware, Florida, Indiana, Kentucky, Maryland, Nevada, New Jersey, Ohio, Pennsylvania, and Virginia. In late fiscal 2003, Apex Supply Company, Maintenance Warehouse and HD Builder Solutions Group began doing business under the brand The Home Depot Supply.

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[JPMORGAN LETTERHEAD]

U.S. Commercial Paper Private Placement Memorandum	Confidential May 2004

AVAILABLE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other public information ("SEC Filings") with the Securities and Exchange Commission (the "SEC"). Certain SEC Filings are available on the website maintained by the SEC at http://www.sec.gov/edgar/searchedgar/webusers.htm. All SEC Filings can be inspected and printed or copied, for a fee, at the SEC's Office of Public Reference, 450 Fifth Street, N.W., Room 1300, Washington, D.C. 20549, or you can contact that office by phone: (202) 942-8090, fax: (202) 628-9001 or e-mail: publicinfo@sec.gov. You can read more about the Public Reference Room at the website (http://www.sec.gov/info/edgar/prrrules.htm).

The Company hereby offers to each prospective purchaser the opportunity, prior to purchasing any Notes, to ask questions of and receive answers from the Company and to obtain relevant information about the Company or the Notes to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense. To ask any such questions or request additional information, please contact Rebecca Flick, The Home Depot, Inc., 2455 Paces Ferry Road, N.W., Atlanta, Georgia 30339, (770) 384-2657.

DOCUMENTS INCORPORATED BY REFERENCE

This Private Placement Memorandum incorporates by reference the following information filed or to be filed by the Company with the SEC:

  •
  Form 10-K for the year ended February 1, 2004; and

  •
  all documents filed by the Company with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act after February 1, 2004 and prior to termination of the offering of the Notes.

The information incorporated by reference is an important part of this Private Placement Memorandum, and information that the Company files with the SEC in the future will automatically update and supersede this information.

IN MAKING AN INVESTMENT DECISION, PROSPECTIVE PURCHASERS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Dealer does not warrant the completeness or accuracy of the information herein and does not undertake to update such information. Prospective purchasers should conduct their own inquiry into the creditworthiness of the Company before purchasing any Notes.

The Home Deport, Inc.

THE DEALER

J.P. Morgan Securities Inc. ("JPMSI") and its affiliates may perform various investment banking, commercial banking and financial advisory services from time to time for the Company and its affiliates. An affiliate of JPMSI may be a lender to the Company and proceeds from sales of the Notes may be used to repay indebtedness owed to such lending affiliate. Prospective purchasers of the Notes are advised that JPMSI has no obligation to disclose any non-public information concerning the Company and its affiliates that may be furnished to JPMSI and its affiliates in connection with performing such services.

If you require any other information or have any questions, please contact the Dealer at:

                Investor Marketing
                Short-Term Fixed Income Division
                J.P. Morgan Securities Inc.
                270 Park Avenue, 8th Floor
                New York, NY 10017
                Phone: (212) 834-4704
                Fax: (212) 834-6945

The information under the caption "The Dealer" is particular to JPMSI. All other information contained in this memorandum has been furnished by the Company.

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THE HOME DEPOT, INC. $1,250,000,000 Private Placement of Short-Term Notes